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                                                                      EXHIBIT 23



CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

As independent public accountants, we hereby consent to the incorporation by reference in this registration statement on Form S-8 registering 1,675,000 shares of common stock of our report dated November 18, 1999, included in Globix Corporation's Annual Report on Form 10-K for the year ended September 30, 1999.



                                                             ARTHUR ANDERSEN LLP
New York, New York
September 20, 2000